UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 7, 2009

PERRIGO COMPANY
(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                Results of Operations and Financial Condition

On May 7, 2009, Perrigo Company (Company) released earnings for the third quarter and fiscal year 2009.

The earnings release contains non-GAAP measures which are defined as a financial measure of the Company’s performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in the financial statements that are calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for gross profit, operating expenses, operating income, income from continuing operations and earnings per share from continuing operations within its earnings release to the most directly comparable U.S. GAAP measure for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business due to the unusual nature of these items.  The Company believes that presenting operating results and guidance excluding these items is also useful for investors since it provides important insight into the Company's on-going core business operations on a normalized basis.

Items excluded from reported results and guidance:

Fiscal 2009 Results and Guidance
-	A loss on asset exchange
-	Charges associated with the step-ups in value of inventory acquired
-	Impairment of fixed assets
-	A write-off of in-process research and development
-	An other-than-temporary impairment loss on investments

Fiscal 2008 Results
-	A charge associated with the step-up in value of inventory acquired
-	A write-off of in-process research and development
-	A restructuring charge for organizational improvements

The press release related to Perrigo’s earnings is attached as Exhibit 99.1.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.                                Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Perrigo Company on May 7, 2009, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

	By:	/s/ Judy L. Brown
Dated: May 7, 2009		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

 Exhibit Index

Exhibit 99.1 – Press Release issued by Perrigo Company on May 7, 2009, furnished solely pursuant to Item 2.02 of Form 8-K.